Supplement to the
Fidelity® Select Portfolios®
Industrials Sector
April 29, 2010
Prospectus

The Board of Trustees has approved several changes to the Environmental Portfolio intended to broaden the fund's investment policies, and renaming the fund as Environment and Alternative Energy Portfolio. These changes will not occur until certain shareholder approvals have been obtained.

Shareholder Meeting. On or about June 15, 2010, a meeting of the shareholders of Environmental Portfolio will be held and shareholders will be asked to vote to modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments) to state that the fund "invests primarily in companies engaged in business activities related to alternative and renewable energy, energy efficiency, pollution control, water infrastructure, waste and recycling technologies, or other environmental support services" and to approve a related change to the fund's fundamental concentration policy. If shareholders approve the proposals, the fund will change its name, adopt a new 80% name test policy, and the FTSE Environmental Opportunities & Alternative Energy Index will replace the fund's supplemental benchmark. Shareholders of record on April 19, 2010, are entitled to vote at the meeting.

If approved, the changes will take effect on the first day of the month following the shareholder meeting. To determine whether the proposals were approved by shareholders, visit www.fidelity.com after June 15th, 2010.

The proxy statement contains important information relating to the proposals. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement is also available on the Securities and Exchange Commission's web site (www.sec.gov).

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 13.

Steven Bullock (portfolio manager) has managed the fund since April 2010.

The following information replaces the biographical information for Jonathan Kasen and Steven Bullock found in the "Fund Management" section on page 30.

Steven Bullock is manager of Industrial Equipment Portfolio, which he has managed since April 2010. Since joining Fidelity Investments in 2006, Mr. Bullock has worked as a research analyst and portfolio manager.

SELCI-10-02  May 13, 2010
1.911519.101

Supplement to the

Fidelity® Select Portfolios®

Air Transportation Portfolio (FSAIX), Automotive Portfolio (FSAVX), Banking Portfolio (FSRBX), Biotechnology Portfolio (FBIOX), Brokerage and Investment Management Portfolio (FSLBX), Chemicals Portfolio (FSCHX), Communications Equipment Portfolio (FSDCX), Computers Portfolio (FDCPX), Construction and Housing Portfolio (FSHOX), Consumer Discretionary Portfolio (FSCPX), Consumer Staples Portfolio (FDFAX), Defense and Aerospace Portfolio (FSDAX), Electronics Portfolio (FSELX), Energy Portfolio (FSENX), Energy Service Portfolio (FSESX), Environmental Portfolio (FSLEX), Financial Services Portfolio (FIDSX), Gold Portfolio (FSAGX), Health Care Portfolio (FSPHX), Home Finance Portfolio (FSVLX), Industrial Equipment Portfolio (FSCGX), Industrials Portfolio (FCYIX), Insurance Portfolio (FSPCX), IT Services Portfolio (FBSOX), Leisure Portfolio (FDLSX), Materials Portfolio (FSDPX), Medical Delivery Portfolio (FSHCX), Medical Equipment and Systems Portfolio (FSMEX), Multimedia Portfolio (FBMPX), Natural Gas Portfolio (FSNGX), Natural Resources Portfolio (FNARX), Pharmaceuticals Portfolio (FPHAX), Retailing Portfolio (FSRPX), Software and Computer Services Portfolio (FSCSX), Technology Portfolio (FSPTX), Telecommunications Portfolio (FSTCX), Transportation Portfolio (FSRFX), Utilities Portfolio (FSUTX), and Wireless Portfolio (FWRLX)

Consumer Staples Portfolio is a Class of shares of Consumer Staples Portfolio; Gold Portfolio is a Class of shares of Gold Portfolio; Materials Portfolio is a Class of shares of Materials Portfolio; and Telecommunications Portfolio is a Class of shares of Telecommunications Portfolio

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2010

Effective June 30, 2010, Jonathan Kasen will manage Energy Service Portfolio. Information with respect to Jonathan Kasen's holdings and other accounts managed will be updated when available.

SELB-10-01  May 13, 2010
1.475630.146

Supplement to the
Fidelity® Select Portfolios®
Energy Sector
April 29, 2010
Prospectus

Energy Service Portfolio

Effective June 30, 2010, the following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

Jonathan Kasen (portfolio manager) has managed the fund since June 2010.

Effective June 30, 2010, the following information replaces the biographical information for John Dowd found in the "Fund Management" section on page 24.

John Dowd is portfolio manager of Energy Portfolio and Natural Resources Portfolio, which he has managed since July 2006 and May 2006, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 2005, Mr. Dowd has served as an equity research analyst and portfolio manager.

Jonathan Kasen is portfolio manager of Energy Service Portfolio, which he has managed since June 2010. Mr. Kasen joined Fidelity Investments as a research analyst in 2006 after receiving an MBA from the Marshall School of Business at the University of Southern California.

SELNR-10-01  May 13, 2010
1.913321.100